UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 25, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          FLORIDA                    0-21341                    65-0039856
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
       JURISDICTION                FILE NUMBER)             IDENTIFICATION NO.)
     OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




                                  PAGE 1 OF 46
                             EXHIBIT INDEX ON PAGE 4
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ITEM 5.  OTHER EVENTS

On July 25, 1999, the Registrant entered into a definitive agreement with Ocwen Asset Investment Corp., a Virginia corporation ("OAC"), that contemplates that OAC would merge (the "Merger") with an indirect subsidiary of the Registrant. The terms of the Merger are set forth in an Agreement of Merger (the "Merger Agreement") dated as of July 25, 1999, among the Registrant, Ocwen Acquisition Company, a Virginia corporation and a wholly owned subsidiary of the Registrant, and OAC. In the Merger, each share of OAC's common stock, par value $.01 per share (other than OAC shares held by the Registrant and its subsidiaries), will be converted into 0.71 of a share of the Registrant's common stock, par value $.01 per share ("Registrant Common Shares"). Upon consummation of the Merger, OAC will be indirectly wholly owned by the Registrant. The Board of Directors of the Registrant and the Board of Directors of OAC unanimously approved the Merger at their respective meetings held on July 25, 1999. A Special Committee consisting of the independent directors of OAC recommend the transaction to the Board of Directors of OAC.

Consummation of the Merger is subject to various conditions, including: (i) receipt of approval by the shareholders of each of the Registrant and OAC of appropriate matters relating to the Merger Agreement and the Merger; (ii) the expiration or termination of applicable waiting periods and the receipt of requisite regulatory approvals from federal regulatory authorities; (iii) registration of the Registrant Common Shares to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); and (iv) satisfaction of certain other conditions.

Appropriate matters relating to the Merger Agreement and the transactions contemplated thereby will be submitted for approval at the meetings of the shareholders of each of the Registrant and OAC. Prior to such meetings, the Registrant plans to file a registration statement with the Securities and Exchange Commission registering under the Securities Act the Registrant Common Shares to be issued in the Merger. Such Registrant Common Shares will be offered to OAC shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as
Exhibit 2.1 hereto and which is incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) - (b)   Not applicable.


  (c)         Exhibits

              The following exhibits are filed as part of this report:

              2.1 Agreement of Merger dated as of July 25, 1999 among the Registrant, Ocwen Acquisition Company and OAC.

              99.1 Text of a press release issued by the Registrant dated July 26, 1999.

                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      OCWEN FINANCIAL CORPORATION
                      (Registrant)


                      By:  /s/ MARK S. ZEIDMAN
                           -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:  July 26, 1999

                                       3
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INDEX TO EXHIBIT



     EXHIBIT NO.   DESCRIPTION                                            PAGE

         2.1       Agreement  of Merger dated as of July 25, 1999 among    5
                   the Registrant, Ocwen Acquisition Company and OAC

         99.1      Text of a press release issued by the Registrant        46
                   dated July 26, 1999.

                                       4